UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: February 9, 2006

MANGAPETS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407 (Commission File Number)	98-0187705 (IRS Employer Identification Number)

Roderick Shand, Chief Executive Officer

Suite 440-375 Water Street, Vancouver, British Columbia, Canada V6B 5C6
(Address of principal executive offices)

(604) 312-0663
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                      Departure of Directors or Principal Officers; Election of Directors;

                                                         Appointment of Principal Officers

(A) Effective February 9, 2006, the Company appointed Rene Hamouth as a new member of the board of directors to serve until the Company’s next Annual Meeting of Stockholders. The appointment of Mr. Hamouth to the Company’s board of directors was not based on any prior understanding or arrangement. The Company has not entered into any related transactions with Mr. Hamouth and has not at this time determined whether Mr. Hamouth will serve on any standing committee.

For the last five years, Mr. Hamouth has been self-employed as an investor in various private and public companies, but has held no positions other than as a stockholder of those companies.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MangaPets, Inc.

Signature                                                                                                 Date

By: /s/ Roderick Shand                                                                              February 9, 2006

Name: Roderick Shand
Title: Chief Executive Officer